SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 13, 2002

                  Charter Municipal Mortgage Acceptance Company
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)


            1-13237                                    13-3949418
           ---------                                   ----------
     (Commission File Number)               (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

     On September 13, 2002, the Board of Trustees of Charter Municipal Mortgage Acceptance Company ("CharterMac") approved the renewal of the management agreements between CharterMac and Related Charter, LP and CharterMac and Charter Mac Corporation for a term of one year, effective October 1, 2002. Also on September 13, 2002, the Board of Directors of Charter Mac Corporation approved the renewal of the management agreement between Charter Mac Corporation and Related Charter, LP for a term of one year, effective October 1, 2002.

     The addendums to each of the above described management agreements are attached to this Form 8-K as exhibits 99.1, 99.2 and 99.3.

     This Current Report on Form 8-K may contain forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CharterMac to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements speak only as of the date of this Current Report on Form 8-K, as the case may be. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein or in the Press Release to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------


(a).     Financial Statements
         --------------------

         Not Applicable

(b).     Pro Forma Financial Information
         -------------------------------

         Not Applicable

(c).     Exhibits
         --------
         Exhibit 99.1 Addendum to the Management Agreement Between Charter Municipal Mortgage Acceptance Company and Related Charter, LP

         Exhibit 99.2 Addendum to the Management Agreement Between Charter Municipal Mortgage Acceptance Company and Charter Mac Corporation

         Exhibit 99.3 Addendum to the Management Agreement Between Charter Mac Corporation and Related Charter, LP

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Charter Municipal Mortgage Acceptance Company (Registrant)



                                   BY: /s/ Stuart J. Boesky
                                       --------------------
                                       Stuart J. Boesky
                                       President

         September 24 2002

EXHIBIT 99.1

                                    ADDENDUM

                                     TO THE

                              MANAGEMENT AGREEMENT

                                     BETWEEN

                  CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY

                                       AND

                               RELATED CHARTER, LP



                                -----------------

                         Effective Date: October 1, 2002

                                -----------------


     Pursuant to, and in accordance with Section 16 of that certain management agreement dated as of September 13, 2001 but effective as of October 1, 2001, between Charter Municipal Mortgage Acceptance Company, a Delaware business trust and Related Charter, LP, a Delaware limited partnership (the "Agreement"), the undersigned agree that the Agreement is hereby renewed for one (1) year from the date hereof. All other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the undersigned have caused this Addendum to be signed as of the day and year first above written.



                                   CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY


                                   By: /s/ Stuart J. Boesky
                                       --------------------
                                       Stuart J. Boesky
                                       Managing Trustee


                                   RELATED CHARTER, LP

                                   By: Related Charter LLC, its general partner


                                   By: /s/ Alan P. Hirmes
                                       ------------------
                                       Alan P. Hirmes
                                       Member

EXHIBIT 99.2

                                    ADDENDUM

                                     TO THE

                              MANAGEMENT AGREEMENT

                                     BETWEEN

                  CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY

                                       AND

                             CHARTER MAC CORPORATION



                                -----------------

                         Effective Date: October 1, 2002

                                -----------------


     Pursuant to, and in accordance with Section 16 of that certain management agreement dated as of September 13, 2001 but effective as of October 1, 2001, between Charter Municipal Mortgage Acceptance Company, a Delaware business trust and Charter Mac Corporation, a Delaware corporation (the "Agreement"), the undersigned agree that the Agreement is hereby renewed for one (1) year from the date hereof. All other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the undersigned have caused this Addendum to be signed as of the day and year first above written.



                                   CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY


                                   By: /s/ Stuart J. Boesky
                                       --------------------
                                       Stuart J. Boesky
                                       Managing Trustee


                                   CHARTER MAC CORPORATION


                                   By: /s/ Alan P. Hirmes
                                       ------------------
                                       Alan P. Hirmes
                                       Senior Vice President

EXHIBIT 99.3

                                    ADDENDUM

                                     TO THE

                              MANAGEMENT AGREEMENT

                                     BETWEEN

                             CHARTER MAC CORPORATION

                                       AND

                               RELATED CHARTER, LP



                                -----------------

                         Effective Date: October 1, 2002

                                -----------------


     Pursuant to, and in accordance with Section 16 of that certain management agreement dated as of September 13, 2001 but effective as of October 1, 2001, between Charter Mac Corporation, a Delaware corporation and Related Charter, LP, a Delaware limited partnership (the "Agreement"), the undersigned agree that the Agreement is hereby renewed for one (1) year from the date hereof. All other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the undersigned have caused this Addendum to be signed as of the day and year first above written.



                                   CHARTER MAC CORPORATION


                                   By: /s/ Alan P. Hirmes
                                       ------------------
                                       Alan P. Hirmes
                                       Senior Vice President


                                   RELATED CHARTER, LP

                                   By: Related Charter LLC, its general partner


                                   By: /s/ Stuart J. Boesky
                                       --------------------
                                       Stuart J. Boesky
                                       Member